KPM FUNDS, INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1995


                              KPM EQUITY PORTFOLIO
                           KPM FIXED INCOME PORTFOLIO

                  KPM FUND'S
                 PERFORMANCE

                      Avg. Annual Return
                        Since Inception
                          (07/05/94)
                         ------------
Equity Portfolio             22.70%

Fixed Income Portfolio       10.27%



Total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.



Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.





                 CONTENTS


   President's Letter.....................1

   Managers Commentary
     Equity Portfolio.....................2
     Fixed Income Portfolio...............3

   Schedule of Investments
     Equity Portfolio.....................4
     Fixed Income Portfolio...............7

   Statement of Assets & Liabilities......9

   Statement of Operations...............10

   Statement of Changes
      in Net Assets......................11

   Financial Highlights
     Equity Portfolio....................12
     Fixed Income Portfolio..............13

   Notes to Financial Statements.........14

Dear Shareholder:

No matter how you look at it, the first six months of fiscal 1996 or the last half of calendar 1995, KPM Funds continued to grow and provide value to both new and existing clients. While individual Portfolio performance is reported on the following pages, Fund company performance continued to exceed our expectations with total assets at December 31, 1995, increasing to over $27.9 million.

KPM Investment Management, the adviser to KPM Funds, continued to provide solid investment performance in the last half of 1995. KPM's philosophy of basing its investment decisions on fundamental analysis of individual companies, while taking into account general economic and market trends, allows it to focus on the longer term without worrying about day-to-day, week-to- week and month-to-month market fluctuations. We believe KPM's continuing focus on the long-term will provide the portfolios with superior results, bringing you a step closer to realizing your financial goals.

KPM stands ready to serve your investment needs and provide the professional assistance you deserve. Thank you for investing with KPM Funds.

Sincerely,




Rodney D. Cerny, CFA
President
KPM Funds, Inc.

KPM Funds - Equity Portfolio
Thomas J. Sudyka, Jr., CFA
Portfolio Manager

The second half of 1995 continued a strong trend for the equity markets as the Standard & Poors 500 total return was 14.5%. The KPM Funds Equity Portfolio's total return for the same period was 11.2%. For the full year 1995, this portfolio's performance was 32.6%, compared to a 37.5% total return for the S&P
500. The equity markets were buoyed by a combination of declining interest rates, low inflation and reasonably good earnings gains. As one might expect, most sectors of the equity markets performed quite well during 1995. Especially strong were the financial, utility and technology stocks. KPM Equity Portfolio's performance was paced by its financial and health care holdings, and a lack of technology exposure was a clear negative for relative portfolio performance. Looking toward 1996, interest rates seem to have stabilized at a relatively low level, corporate fundamentals in most industries are good and equity valuations are still not excessive. After such a strong 1995, it would not be surprising to see some profit-taking; however, in prior years when the stock market had big gains, the following year, in many cases, also produced good gains. Whatever 1996 holds for the equity market, we will do our best to find high quality companies whose securities are selling at a discount to their fundamental value.

[GRAPHIC OMITTED]

              Comparison of Change in Value of $10,000
              Investment in KPM Equity and the S&P 500




                                                           12/31/95 Value
             Avg. Annual Return                   KPM Equity       $13,564.00
             Inception    22.70%                  S&P 500          $14,351.00

KPM Funds - Fixed Income Portfolio
Patrick M. Miner, CFA
Portfolio Manager

Interest rates continued their decline during the second half of 1995, leading to one of the best calendar year returns ever. The Fixed Income Portfolio generated a total return of 5.52% over the past six months and 16.56% for the full year. This compares to a total return for the Lehman Bros. Aggregate Bond Index of 6.31% and 18.48% for the same periods. Since inception (July 5, 1994) the Fixed Income Portfolio has earned a total return of 15.69%. As interest rates have fallen, our primary emphasis has been to maintain income yield by minimizing positions in short maturities (1-3 years) to take advantage of higher rates offered by intermediate bonds (5-10 years). We have also significantly increased positions in corporate bonds and mortgage-backed securities to further preserve income in the face of declining rates. At the end of December, the Fixed Income Portfolios average maturity was shorter than that of the market index (4.8 year average life vs. 7.0 years for the Lehman Aggregate Index), but with a higher income yield than the Index. This gives us the ability to extend maturities and capture additional income during any periods of bond market weakness. With broad expectations of even lower short-term interest rates in 1996, the market yield curve should steepen considerably as the difference between short-term and long-term interest rates grows. As that occurs, we will be able to slide out the curve into slightly longer maturities and further improve the relative income return.

[GRAPHIC OMITTED]
                     Comparison of Change in Value of $10,000 Investment in KPM Fixed Income and the Lehman Aggregate Bond Index



                                                            12/31/95 Value
           Avg. Annual Return          KPM Fixed Income             $10,962.76
           Inception   10.27%          Lehman Aggregate Bond Index  $11,973.00

                                    KPM FUNDS, INC.
                                Schedule of Investments
                                   December 31, 1995
                                 KPM EQUITY PORTFOLIO
                                      (Unaudited)

                                                         Percent
                                                         of Net
                                                         Assets          Market
   Shares                Common Stock                    92.62%           Value
   -------      ----------------------------------------------           -------
               Auto/Truck/Parts                           1.96%
               ----------------                           -----
   23,500      TBC Corporation*                                      $   196,813
    9,500      Wabash National Corporation                               211,375
                                                                      ----------
                                                                         408,188
                                                                      ----------

               Broadcast, Radio & TV                      3.29%
               ---------------------                      -----
    8,000      Liberty Media Group Class A*                              214,000
   23,700      Tele-Communications, Inc. Class A*                        471,038
                                                                      ----------
                                                                         685,038
                                                                      ----------
               Building Materials/Construction            3.26%
               -------------------------------            -----
   40,000      Apogee Enterprise, Inc.                                   680,000
                                                                      ----------

               Chemicals                                  4.29%
               ---------                                  -----
   17,000      Hanna (M.A.) Company                                      476,000
   15,000      Lubrizol Corporation                                      418,125
                                                                      ----------
                                                                         894,125
                                                                      ----------
               Commercial Services                        3.28%
               -------------------                        -----
   35,000      Franklin Quest Company*                                   682,500
                                                                      ----------

               Electronics/Electrical Equipment           7.87%
               --------------------------------           -----
   20,000      America Power Conversion Corporation                      187,500
    8,500      Emerson Electric Company                                  694,875
   10,500      General Electric Company                                  756,000
                                                                      ----------
                                                                       1,638,375
                                                                      ----------
               Entertainment/Leisure                      0.98%
               ---------------------                      -----
    9,068      Johnson Worldwide Associates, Inc. Class A*               204,030
                                                                      ----------

               Financial Services                        12.60%
               ------------------                        ------
    9,600      Federal Home Loan Mortgage Corporation                    801,600
   11,700      Finova Group, Inc.                                        564,525
    8,000      MBIA, Inc.                                                600,000
   10,000      Student Loan Marketing Association                        658,750
                                                                      ----------
                                                                      $2,624,875
                                                                      ----------

*Indicates nonincome-producing security.

                                    KPM FUNDS, INC.
                          Schedule of Investments (Continued)
                                 KPM EQUITY PORTFOLIO


                                                         Percent
                                                          of Net          Market
  Shares            Common Stock (Continued)             Assets            Value
---------       -------------------------------          ------          -------
               Food Processing                            1.87%
               ---------------                            -----
    4,300      Philip Morris Companies, Inc.                         $   389,150
                                                                      ----------

               Forest Products/Paper                      1.79%
               ---------------------                      -----
   31,800      Specialty Paperboard, Inc.*                               373,650
                                                                      ----------

               Insurance                                  4.24%
               ---------                                  -----
   21,600      Gallagher (Arthur J.) & Company                           804,600
    5,000      Guarantee Life Companies, Inc.*                            78,750
                                                                     -----------
                                                                         883,35
                                                                     -----------
               Iron/Steel                                 1.99%
               ----------                                 -----
   20,000      Worthington Industries, Inc.                              415,000
                                                                      ----------

               Lodging                                    1.20%
               -------                                    -----
   25,000      Supertel Hospitality, Inc.*                               250,000
                                                                      ----------

               Machine Tool                               0.73%
               ------------                               -----
    9,400      Giddings & Lewis, Inc.                                    152,750
                                                                      ----------

               Manufacturing                              2.69%
               -------------                              -----
   11,250      Pentair, Inc.                                             559,688
                                                                      ----------

               Medical Supplies                           2.59%
               ----------------                           -----
    7,200      Becton, Dickinson & Company                               540,000
                                                                      ----------

               Metals/Mining                              6.70%
               -------------                              -----
   11,600      Potash Corporation of Saskatchewan                        822,150
   23,600      Valmont Industries                                        572,300
                                                                      ----------
                                                                       1,394,450
                                                                      ----------

               Oil/Gas                                    4.09%
               -------                                    -----
    6,200      Exxon Corporation                                         496,775
   26,850      Prima Energy Corporation*                                 355,762
                                                                      ----------
                                                                     $   852,537
                                                                      ----------

*Indicates nonincome-producing security.

                                    KPM FUNDS, INC.
                          Schedule of Investments (Continued)
                                 KPM EQUITY PORTFOLIO


                                                         Percent
                                                          of Net          Market
  Shares            Common Stock (Continued)             Assets            Value
---------       -------------------------------          ------          -------
                Pharmaceutical                             4.12%
               --------------                             -----
    4,600      Bristol-Myers Squibb Company                      $       395,025
    5,400      Johnson & Johnson                                         462,374
                                                                  --------------
                                                                         857,399
                                                                  --------------
               Publishing/Printing                        6.91%
               -------------------                        -----
   11,500      Banta Corporation                                         506,000
    9,200      Gannett Company, Inc.                                     564,650
   23,000      Merrill Corporation                                       368,000
                                                                  --------------
                                                                       1,438,650
                                                                  --------------

               Retail/Apparel                             4.85%
               --------------                             -----
   15,000      Reebok International Ltd.                                 423,750
   27,000      Toys R Us, Inc.*                                          587,250
                                                                   -------------
                                                                       1,011,000
                                                                  --------------

               Transportation                             3.01%
               --------------                             -----
    9,500      Union Pacific Corporation                                 627,000
                                                                   -------------

               Utilities                                  5.07%
               ---------                                  -----
   20,300      California Energy Company, Inc.*                          395,850
    8,000      Dominion Resources, Inc.                                  330,000
   10,000      MidAmerican Energy Company                                167,500
   12,650      Southwestern Energy Company                               161,287
                                                                   -------------
                                                                       1,054,637
                                                                  --------------

               Utilities - Telecommunications             3.24%
               ------------------------------             -----
   10,400      American Telephone & Telegraph Corporation                673,400
                                                                    ------------


               Total Investments                         92.62%       19,289,792
               Cash Equivalents                           6.49%        1,352,493
               Net Receivables/(Payables)                 0.89%          184,939
                                                       --------       ----------
               TOTAL NET ASSETS                         100.00%      $20,827,224
                                                       ========       ==========


* Indicates nonincome-producing security.

                                    KPM FUNDS, INC.
                                Schedule of Investments
                                   December 31, 1995
                              KPM FIXED INCOME PORTFOLIO
                                      (Unaudited)

      Principal                                        Percent of        Market
        Amount                                          Net Assets       Value
     ----------                                        -----------     ---------
                    U.S. Government Securities           18.08%
                    -------------------------------------------
        150,000     U. S. Treasury Note, 9.25%, due 8/15/98         $    164,531
        200,000     U. S. Treasury Note, 6.875%, due 7/31/99             210,031
        500,000     U. S. Treasury Note, 8.75%, due 8/15/00              568,047
         50,000     U. S. Treasury Note, 7.25%, due 5/15/04               55,531
        250,000     U. S. Treasury Bond, 7.125%, due 2/15/23             285,898
                                                                      ----------
                                                                       1,284,038
                                                                      ----------

                    Collateralized Mortgage Obligations  50.12%
                    -------------------------------------------
        200,000     Federal Home Loan Mortgage Corporation               207,484
                             Series 1232 F, 7.50%, due 9/15/06
        150,000     Federal Home Loan Mortgage Corporation               155,472
                             Series 1035 E, 8.00%, due 10/15/20
        372,000     Federal Home Loan Mortgage Corporation               384,555
                             Series 1455 H, 7.00%, due 6/15/21
        250,000     Federal Home Loan Mortgage Corporation               258,477
                             Series 1761 G, 8.00%, due 6/15/21
         76,435     Federal Home Loan Mortgage Corporation                74,447
                             Series 1545 C, 6.00%, due 6/15/23
        165,000     Federal National Mortgage Association                165,799
                             Series 1992-164 PH, 6.50%, due 1/25/06
         97,000     Federal National Mortgage Association                 97,076
                             Series 1993-76 PG, 6.00%, due 7/25/06
         50,000     Federal National Mortgage Association                 48,625
                             Series 1993-221 C, 5.50%, due 9/25/07
        224,833     Federal National Mortgage Association                233,019
                             Series 1990-96 E, 9.67%, due 1/25/17
        195,000     Federal National Mortgage Association                194,208
                             Series 1993-82 D, 6.35%, due 3/25/19
        100,000     Federal National Mortgage Association                 99,906
                             Series 1993-103 PG, 6.25%, due 6/25/19
         90,000     Federal National Mortgage Association                 91,013
                             Series 1991-173 HP, 6.95%, due 1/25/20
        195,000     Federal National Mortgage Association             $  202,449
                             Series 1999-65 H, 8.50%, due 1/25/20

                                    KPM FUNDS, INC.
                          Schedule of Investments (Continued)
                              KPM FIXED INCOME PORTFOLIO


      Principal                                      Percent of           Market
        Amount                                       Net Assets           Value
  -------------                                      -----------        --------
                    Collateralized Mortgage Obligations (continued)
                    ----------------------------------------------
        188,290     Federal National Mortgage Association             $  196,999
                             Series G-29 O, 8.50%, due 9/25/21
        300,000     GE Capital Mortgage Services                         298,430
                             Series 1994-12, 6.00%, due 4/25/09
        100,000     Government National Mortgage Association             102,289
                             Series 1994-4 K, 7.9875%, due 7/16/12
        300,000     Green Tree Financial Corporation                     325,863
                             Series 1995-3 M1, 7.95%, due 8/15/25
        250,000     Oakwood Management Investors, Inc.                   256,719
                             Series 1995-B B1, 7.55%, due 1/15/21
        162,747     Security Pacific Acceptance Corporation              166,944
                             Series 1991-3 A1, 7.25%, due 12/15/11     --------
                                                                       3,559,774
                                                                       ---------

                    Corporate Bonds                      27.90%
                    -------------------------------------------
        270,000     Apollo Computer, Inc., 7.25%, due 2/1/11             270,377
         50,000     Chevron Capital USA, 7.45%, due 8/15/04               53,749
        250,000     Commonwealth Edison Co. MTN, 9.05%, due 10/15/99     274,342
        250,000     Ford Motor Company, 6.11%, due 1/1/01                251,387
        100,000     May Department Stores Company, 9.45%, due 2/2/99     110,192
         50,000     Public Service Electric & Gas Co., 6.50%, due 5/1/04  50,626
        200,000     Tenneco Corporation, 9.625%, due 8/15/01             232,194
        100,000     Union Pacific Corporation, 6.25%, due 3/15/99        101,313
         50,000     U. S. Leasing International, Inc., 8.75%, due 12/1/01 56,420
        200,000     United Telecom, 9.50%, due 4/1/03                    237,068
        200,000     Wal-Mart Stores, Inc., 7.49%, due 6/21/07            219,751
         10,000     Washington Natural Gas, 6.07%, due 1/16/04             9,813
        120,000     Westinghouse Electric Corporation,6.875%,due 9/1/03  114,111
                                                                       ---------
                                                                       1,981,343
                                                                       ---------

               Total Investments                         96.10%        6,825,155
               Cash Equivalents                           2.23%          158,387
               Net Receivables/(Payables)                 1.67%          119,184
                                                       --------       ----------
               TOTAL NET ASSETS                         100.00%       $7,102,726
                                                       ========        =========


                                 KPM FUNDS, INC.
                            Statements of Assets and
                                   Liabilities
                                December 31, 1995
                                   (Unaudited)


                                                                                                KPM
                                                                              KPM              Fixed
                                                                             Equity            Income
                                                                            Portfolio         Portfolio
                                                                        ----------------   --------------
Assets:
  Investments in securities, at market value (note 4)                       $19,289,792       $6,825,155
  Cash equivalents                                                            1,352,493          158,387
  Accrued interest and dividends receivable                                      41,004           99,778
  Organizational costs, net of accumulated amortization                          19,265            3,722
  Receivable for fund shares sold                                               155,515           23,094
  Receivable for securities sold                                                182,309             -
                                                                        ----------------   --------------
          Total assets                                                       21,040,378        7,110,136
                                                                        ----------------   --------------

Liabilities:
  Accrued expenses, including investment management and
      service fees and distribution expenses payable to adviser,
      administrator and distributor (note 3)                                     22,338            6,238
  Payable for fund shares redeemed                                                  191            1,172
  Payable for securities purchased                                              190,625              -
                                                                        ----------------   --------------
          Total liabilities                                                     213,154            7,410
                                                                        ----------------   --------------
Net assets applicable to outstanding capital stock                          $20,827,224       $7,102,726
                                                                        ================   ==============

Net assets are represented by:
  Capital stock outstanding, at par (note 6)                                         20                7
  Additional paid-in capital                                                 17,491,933        6,801,756
  Accumulated undistributed net investment income (loss)                          1,026            (474)
  Accumulated undistributed net realized gain                                   252,512            1,533
  Unrealized appreciation (note 5)                                            3,081,733          299,904
                                                                        ----------------   --------------
          Total amount representing net assets
               applicable to shares outstanding                             $20,827,224       $7,102,726
                                                                        ================   ==============

Net asset value per share of outstanding capital stock                           $13.01           $10.71
                                                                                 ======           ======


See accompanying notes to financial statements.



                                 KPM FUNDS, INC.
                                  Statements of
                                   Operations
                       Six Months Ended December 31, 1995
                                   (Unaudited)


                                                                                              KPM
                                                                            KPM              Fixed
                                                                           Equity            Income
                                                                          Portfolio         Portfolio
                                                                      --------------     -------------
Investment income:
    Dividends                                                              $166,649          $   -
    Interest                                                                 32,320           247,081
                                                                      --------------     -------------
        Total investment income                                             198,969           247,081
                                                                      --------------     -------------
Expenses (note 3):
    Investment advisory fee                                                  72,656            20,489
    Administration fee                                                       22,752             8,569
    Distribution fees                                                        22,671             8,529
    Amortization of organization costs                                        2,208               535
    Custodial fees                                                            1,667             1,667
    Registration fees                                                         4,554             1,952
    Other operating expenses                                                  8,612             1,684
                                                                      --------------     -------------
        Total expenses                                                      135,120            43,425
                                                                      --------------     -------------
        Net investment income                                                63,849           203,656
                                                                      --------------     -------------
Realized and unrealized gain on investments (note 5):
    Net realized gain                                                       553,071            18,301
    Net unrealized appreciation
      Beginning of period                                                 1,778,755           144,466
      End of period                                                       3,081,733           299,904
                                                                      --------------     -------------
        Net unrealized appreciation                                       1,302,978           155,438
                                                                      --------------     -------------
        Net realized and unrealized gain on investments                   1,856,049           173,739
                                                                      --------------     -------------
Net increase in net assets resulting from operations                     $1,919,898          $377,395
                                                                      ==============     =============


See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                       Statement of Changes in Net Assets
                   Six Months ended December 31, 1995, and the
            period July 5, 1994 (commencement of operations) to June 30, 1995


                                                        KPM                                 KPM
                                                       Equity                          Fixed Income
                                                     Portfolio                           Portfolio
                                          ---------------------------------    ------------------------------
                                           Six Months                           Six Months
                                             Ended           Year Ended           Ended        Year Ended
                                           Dec. 31, 1995    June 30, 1995      Dec. 31, 1995   June 30, 1995
                                          ---------------- ----------------    --------------  --------------
                                            (Unaudited)                         (Unaudited)
Operations:
    Net investment income                         $63,849         $101,522          $203,656        $153,193
    Net realized gain (loss)
       on investments                             553,071          202,563            18,301         (2,799)
    Unrealized appreciation                     1,302,978        1,778,755           155,438         144,466
                                          ---------------- ----------------    ------------------------------
        Net increase in net assets
          resulting from operations             1,919,898        2,082,840           377,395         294,860
                                          ---------------- ----------------    --------------  --------------

Distributions to shareholders from:
    Net investment income                          69,888           94,457           203,673         153,650
    Net realized gains                            436,952           66,169            13,425             543
                                          ---------------- ----------------    --------------  --------------
        Total distributions                       506,840          160,626           217,098         154,193
                                          ---------------- ----------------    --------------  --------------

Capital share transactions: (note 6)
    Proceeds from sales                         3,854,287       13,884,315         1,913,985       5,902,328
    Payment for redemptions                     (293,555)        (603,478)       (1,041,355)       (417,343)
    Reinvestment of net investment
      income and net realized gain
      distributions at net asset value            492,692          157,691           201,873         142,274
                                          ---------------- ----------------    --------------  --------------
        Total increase from capital
          share transactions                    4,053,424       13,438,528         1,074,503       5,627,259
                                          ---------------- ----------------    --------------  --------------
Total increase in net assets                    5,466,482       15,360,742         1,234,800       5,767,926

Net assets:
  Beginning of period                          15,360,742             -            5,867,926         100,000
                                          ---------------- ----------------    --------------  --------------
  End of period                               $20,827,224      $15,360,742        $7,102,726      $5,867,926
                                          ================ ================    ==============  ==============


See accompanying notes to financial statements.



                                           KPM FUNDS, INC.
                                         Financial Highlights
                              Six Months Ended December 31, 1995 and the
                        Period from July 5, 1994 (commencement of operations)
                                           to June 30, 1995


                                                                                   KPM
                                                                                 Equity
                                                                                Portfolio
                                                                   ----------------------------------
                                                                    Six Months Ended      Year Ended
                                                                      Dec. 31, 1995     June 30, 1995
                                                                    ----------------  ----------------
                                                                        (Unaudited)
Net asset value:
  Beginning of period                                                        $12.00            $10.00
                                                                             ------            ------

  Income from investment operations:
     Net investment income                                                     0.05              0.11
     Net realized and unrealized gain on investments                           1.31              2.06
                                                                               ----              ----
       Total income from investment operations                                 1.36              2.17
                                                                               ----              ----

  Less distributions:
    Dividends from net investment income                                     (0.05)            (0.10)
    Dividends from capital gains                                             (0.30)            (0.07)
                                                                             ------            ------
                                                                             (0.35)            (0.17)
                                                                             ------            ------

  End of period                                                              $13.01            $12.00
                                                                             ======            ======

Total return                                                                 22.18% *          22.01%
                                                                             ======            ======

Ratios/Supplemental data:
  Net assets, end of period                                             $20,827,224       $15,360,742

  Ratio of expenses to average net assets                                     1.50% *           1.50% *
  Ratio of net income to average net assets                                   0.70% *           1.04% *
  Portfolio turnover rate                                                    13.45%            27.90%


*Annualized for periods of less than twelve months in duration

See accompanying notes to financial statements.



                                           KPM FUNDS, INC.
                                        Financial Highlights
                             Six Months Ended December 31, 1995 and the
                        Period from July 5, 1994 (commencement of operations)
                                          to June 30, 1995


                                                                                  KPM
                                                                             Fixed Income
                                                                               Portfolio
                                                                    --------------------------------
                                                                    Six Months Ended   Year Ended
                                                                     Dec. 31, 1995    June 30, 1995
                                                                   ----------------  --------------
                                                                       (Unaudited)
Net asset value:
  Beginning of period                                                        $10.47          $10.00
                                                                             ------          ------

  Income from investment operations:
     Net investment income                                                     0.32            0.57
     Net realized and unrealized gain on investments                           0.26            0.47
                                                                               ----            ----
       Total income from investment operations                                 0.58            1.04
                                                                               ----            ----

  Less distributions:
    Dividends from net investment income                                     (0.32)           (0.57)
    Dividends from capital gains                                             (0.02)            0.00
                                                                             ------            ----
                                                                             (0.34)           (0.57)
                                                                             ------           ------

  End of period                                                              $10.71          $10.47
                                                                             ======          ======

Total return                                                                 10.97% *         9.63%
                                                                             ======           =====

Ratios/Supplemental data:
  Net assets, end of period                                              $7,102,726      $5,867,926

  Ratio of expenses to average net assets                                     1.25% *         1.25% *
  Ratio of net income to average net assets                                   5.95% *         5.59% *
  Portfolio turnover rate                                                    21.18%          40.34%


*Annualized for periods of less than twelve months in duration

See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                          Notes to Financial Statements
                          December 31, 1995 (Unaudited)
1.    Organization
      ------------
      KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1995, the Fund had two portfolios in operation the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2.    Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

      Valuation of Investments
      ------------------------
      Investment securities are carried at market determined using the following valuation methods:

      o Securities traded on a national securities exchange are valued at the last reported sale price that day.

      o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

      o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

      All securities are valued in accordance with the above noted policies at the close of each business day.

      At December 31, 1995, the cost of investment securities is identical for financial reporting and income tax purposes.

      Security Transactions
      ---------------------
      Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount, is accrued daily on the straight-line basis.

                                 KPM FUNDS, INC.
                          Notes to Financial Statements
2.    Continued
      ---------
      Realized investment gains and losses are determined by specifically identifying the issue sold.

      Federal Income Taxes
      --------------------
      It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by Federal law. Consequently, no liability for Federal income taxes is required. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis.

      Distribution to Shareholders
      ----------------------------
      Dividends to shareholders are recorded on the ex-dividend date. The dividends declared become payable immediately.

      Cash Equivalents
      ---------------
      The Fund considers investments with an original maturity of three months or less when purchased to be cash equivalents.

      Organizational Costs
      Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

3.    Fees, Expenses and Related Party Transactions
      ----------------------------------------------
      The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. In addition, the Fund has an agreement with KPSP to act as principal underwriter and distributor for the Portfolio's shares, and an administration agreement with Lancaster Administrative Services, Inc. (the "Administrator") to provide administrative and transfer agent services.

                                 KPM FUNDS, INC.
                          Notes to Financial Statements
3.    Continued
      ---------
      Under the terms of the investment advisory agreement, the Adviser receives a management fee equal to .80% and .60% per annum of the daily average net asset value, respectively, of the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

      The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if in any year the annual operating expenses of the Portfolio exceeds 1.50% for the KPM Equity Portfolio and 1.25% for the KPM Fixed Income Portfolio.

      Under the terms of the administration agreement, certain services will be provided including the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records of the Fund, for which the Administrator will be paid a fee of .25% per annum of each of the Portfolio's daily average net asset value.

      Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of .25% per annum of each Portfolio's daily average net asset value.

      Under  the  terms  of  the  advisory,   administrative   and  distribution
      agreements outlined above, the Portfolios collectively incurred $93,145 $31,321 and $31,200, respectively for such services.

      At  December  31,  1995,  the  following  accrued   investment   advisory,
      administrative and distribution fees were payable to the Adviser and Administrator.

                       Payable to     Payable to      Payable to
                        Adviser     Administrator    Distributor       Total
                        ---------  ----------------  -----------     ---------
       KPM Equity
       Portfolio         $13,720          $4,288         $4,183        $22,191
       KPM Fixed
       Income Portfolio    3,656           1,523          1,479          6,658
                         =======           =====          =====        =======

      The Portfolios also used KPSP to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. KPSP was paid commissions in the amount of $9,129 for their brokerage services during the six months ended December 31, 1995.

                                 KPM FUNDS, INC.
                          Notes to Financial Statements

4.    Investments
      -----------
      Cost of investment securities held at December 31, 1995 was as follows for each Portfolio:


              KPM Equity Portfolio                                $16,208,059
              KPM Fixed Income Portfolio                            6,525,251

5.    Securities Transaction
      ----------------------
      Purchases of securities and proceeds from sales, including short-term securities, were as follows for each Portfolio:


                                                      Purchases of   Proceeds
                                                       Securities    from Sales
                                                     ------------   -----------
              KPM Equity Portfolio                      $5,655,466   $2,261,395
              KPM Fixed Income Portfolio                $2,590,160   $1,395,128
                                                         =========    =========

      At December 31, 1995, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:


                                                              Aggregate Gross
                                   Unrealized
                                                      Appreciation  Depreciation
                                                      ------------  -----------
              KPM Equity Portfolio                      $3,707,543    $625,810
              KPM Fixed Income Portfolio               $   300,110    $    206
                                                        ==========    ==========

6.    Capital Share Transactions
      --------------------------
      The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.00001. Fifty million of these shares have been authorized by the Board of Directors to be issued in each series. The Board of Directors is empowered to issue other series of the Fund's shares without shareholders approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the net assets of any other Portfolio.

      On December 31, 1995, KPM Equity Portfolio and KPM Fixed Income Portfolio had 1,600,576.943 and 663,446.538 shares outstanding, respectively.

                                 KPM FUNDS, INC.
                          Notes to Financial Statements


6.    Continued
      ---------
      Transactions in the capital stock of each portfolio for the six months ended December 31, 1995 were as follows:

                                                                    KPM Fixed
                                                     KPM Equity       Income
                                                      Portfolio     Portfolio
                                                     -----------   ------------
         Transactions in shares:
              Shares sold                            305,647.291    181,177.964
              Shares redeemed                        (23,231.021)   (97,462.269)
              Reinvested dividends                    38,153.705     19,067.202
                                                    ------------     -----------
              Net increase                           320,569.975     102,782.897
                                                     ===========     ===========


      At December 31, 1995, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held 103,818.194 shares of the KPM Equity Portfolio representing $1,350,675.